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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 17, 1997

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
                      BROOKE GROUP LTD.                                                      BGLS INC.
   (Exact name of registrant as specified in its charter)           (Exact name of registrant as specified in its charter)



                            1-5759                                                        33-93576
                   (Commission File Number)                                       (Commission File Number)


                          51-0255124                                                     13-3593483
             (I.R.S. Employer Identification No.)                           (I.R.S. Employer Identification No.)


                           DELAWARE                                                  DELAWARE
        (State or other jurisdiction of incorporation             (State or other jurisdiction of incorporation
                       or organization)                                         or organization)


                    100 S.E. SECOND STREET                                    100 S.E. SECOND STREET
                     MIAMI, FLORIDA 33131                                      MIAMI, FLORIDA 33131
      (Address of principal executive offices including          (Address of principal executive offices including
                          Zip Code)                                                 Zip Code)


                         305/579-8000                                              305/579-8000
        (Registrant's telephone number, including                 (Registrant's telephone number, including
                         area code)                                                  area code)


                       (NOT APPLICABLE)                                          (NOT APPLICABLE)
               (Former name or former address,                           (Former name or former address,
                if changed since last report)                             if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  On December 17, 1997, BGLS Inc. entered into a third amendment to the Standstill Agreement and Consent, a copy of which amendment is attached hereto as Exhibit 99.1 and incorporated herein by reference, with the principal holders of BGLS Inc.'s 15.75% Senior Secured Notes due 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

99.1 Amendment to Standstill Agreement and Consent, dated as of December 17, 1997, among BGLS Inc., AIF II, L.P., Artemis America Partnership, and Tortoise Corp.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BROOKE GROUP LTD.

                                  By: /s/ JOSELYNN D. VAN SICLEN
                                      ------------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President and Chief Financial Officer

                                  BGLS INC.

                                  By: /s/ JOSELYNN D. VAN SICLEN
                                      ------------------------------------------
                                      Joselynn D. Van Siclen
                                      Vice President and Chief Financial Officer

Date:  December 18, 1997




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